United States
Securities and Exchange Commission
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-21606
(Investment Company Act File Number)

Centaur Mutual Funds Trust
(Exact Name of Registrant as Specified in Charter)

1460 Main Street, Suite 234
Southlake, TX 76092
(Address of Principal Executive Offices)

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and Address of Agent for Service)

(303) 623-2577
(Registrant’s Telephone Number)

Date of Fiscal Year End:  October 31

Date of Reporting Period:  October 31, 2013

Item 1.	Reports to Stockholders.

CENTAUR TOTAL RETURN FUND

ANNUAL REPORT
October 31, 2013

TABLE OF CONTENTS

Centaur Total Return Fund
Shareholder Letter	1
Performance Update	5
Disclosure of Fund Expenses	6
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Additional Information	22

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward- looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following ad- ditional risks: market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risk for non-exchange traded options, and real estate securities risk. More information about these risks and other risks can be found in the Fund’s prospectus. When the Fund sells covered call options, the Fund gives up additional appreciation in the stock above the strike price since there is the obligation to sell the stock at the covered call option’s strike price.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 2% of the amount redeemed is imposed on redemptions of Fund shares occurring within one year following the issuance of such shares. An investor may obtain performance data current to the most recent month-end by visiting www.centaurmutualfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.centaurmutualfunds.com or by calling Share- holder Services at (1-888-484-5766).  The prospectus should be read carefully before investing.

Centaur Total Return Fund	Shareholder Letter
October 31, 2013

Dear Centaur Total Return Fund Investors:

The Fund produced a return of 22.74% for the year ending October 31, 2013. Our primary benchmark, the Dow Jones U.S. Select Dividend Total Return Index, experienced a gain of 25.26% for the same period, while the S&P 500® Total Return Index returned 27.18%.

For the trailing 5-year period ending October 31, 2013, the Fund has produced an annualized return of 18.81% versus the primary benchmark’s return of 13.06% annualized over the same period.  The S&P 500® Total Return Index has returned 15.17% annualized for the five years.

For the cumulative period since the Fund’s inception on March 16, 2005, the Fund has returned an annualized 10.23% return versus a 6.24% annualized return over the same period for its benchmark and a 6.85% return for the S&P 500® Total Return Index.

(For the Fund’s most up-to-date performance information, please see our web site at www.centaurmutualfunds.com.)

Performance as of October 31, 2013
Average Annual Total Returns	Past 1 Year	Past 5 Years	Since Inception*
Centaur Total Return Fund	22.74%	18.81%	10.23%
S&P 500® Total Return Index	27.18%	15.17%	6.85%
Dow Jones U.S. Select Dividend Total Return Index	25.26%	13.06%	6.24%

Performance shown is for the period ended October 31, 2013.  The performance data quoted above represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit www.centaurmutualfunds.com. A 2% redemption fee is charged upon redemption of the Fund's shares occurring within one year of the issuance of such shares.  The performance data quoted above does not reflect the deduction of the redemption fee and if reflected, the redemption fee would reduce the performance quoted.

The S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks a widely recognized index of common stock prices.

The Dow Jones U.S. Select Dividend Total Return Index is an index of 100 dividend-paying stocks selected according to a methodology developed and administered by Dow Jones & Co. It is not possible to invest in indices (like the S&P 500® Total Return Index and the U.S. Select Dividend Total Return Index) that are unmanaged and do not incur fees and charges.

*	The Fund’s inception date is March 16, 2005.

Total Annual Operating Expenses
	Net Expense Ratio**	Gross Expense Ratio***
Centaur Total Return Fund	2.25%	2.42%

**
The net expense ratio reflects a contractual expense limitation that continues through September 3, 2015. Thereafter, the expense limitation may be changed or terminated at any time. Performance would have been lower without this expense limitation. The Net Expense Ratio above does not correlate to the ratio of total expenses provided in the Financial Highlights table of the Fund’s Annual Report for the period ended October 31, 2013, as the Financial Highlights table does not include Acquired Fund Fees and Expenses.

***	Gross expense ratio is from the Funds' prospectus dated October 31, 2013.

A Brief Re-Introduction
We are pleased to be writing the first annual letter to investors under our new identity as the Centaur Total Return Fund. We invite you to click over to our new website at www.centaurmutualfunds.com, where you can download the most recent Fund information and where you can also manage and monitor your account online. Beyond that, we would simply like to reiterate that although the name of the Fund has changed, the strategy and investing approach that has guided our actions for the last eight-plus years will be the same.  As we do every year, we’d like to quickly review the “total return” strategy we utilize in making investment decisions for the Fund.

Annual Report | October 31, 2013	1

Centaur Total Return Fund	Shareholder Letter
October 31, 2013

The Fund’s strategy is to apply the value investing approach to select a portfolio of securities that offer both income and long term appreciation potential. To us, value investing means that we use company valuations to drive our investing decisions, and that we buy individual securities only when we believe that they are available at significant discounts to what the underlying company would be worth to a rational, all-cash buyer.

Secondly, we tend to be relatively concentrated in our portfolio structure, often limiting our portfolio to between 15 and 30 securities. Finally, we look to construct the Fund’s portfolio in such a way that we believe it will be resistant to significant and permanent capital losses that cannot be recovered within a reasonable time horizon. We also tend to emphasize the avoidance of mistakes and the protection of capital rather than achieving maximum potential returns. We aren’t looking for the best possible returns – we are looking for good returns, modest risk, and peace of mind.

As an income-oriented Fund, our first preference is to identify reasonably priced securities that provide meaningful and consistent dividend income. Our second priority is to purchase securities that we believe are under-valued and that provide opportunities to sell covered call options against all or some of our position to create current income. Selling covered calls is not a free lunch, however, and the income from selling options against the portfolio’s holdings comes at the cost of forgoing capital appreciation above a certain point.  We therefore strive to utilize covered calls on a selective basis, ideally when doing so allows us to achieve mid-to-high double-digit annualized income potential in combination with an acceptable return in the event our securities are called away.  Finally, the Fund will usually also include some non-income producing securities if we believe the future capital gain potential is compelling and if the portfolio is otherwise generating an acceptable aggregate income profile.

This combination approach has historically allowed us to achieve a portfolio structure that offers an attractive mix of income and capital gains return potential. Importantly, this “total return” approach has provided us with the flexibility to rotate the Fund’s capital into our best investment ideas rather than be forced into an artificial “style-box” that limits our choices. As a result, we tend to own an eclectic portfolio that is not correlated to any one specific risk factor or theme.

This brings us to another philosophical point that we believe merits a mention. The mutual fund industry is very much based on relative performance, with all the emphasis on beating a benchmark, usually over a relatively short period such as one or three years. Benchmarks, by definition, are almost always fully invested sample portfolios. Mutual funds that wish to beat their benchmarks over short periods therefore have considerable pressure to maintain a fully invested stance at all times, even when the markets don’t appear to be particularly conducive to a given strategy. In the Centaur Total Return Fund, we only invest when we believe we are being well compensated for the risk we are taking. This means that the Fund will sometimes hold significant cash balances as we wait for opportunities that we believe clearly meet our criteria for safety and value.

Consequently, the Fund portfolio does not resemble any benchmark index, as it is concentrated in far fewer securities, will often hold considerably higher levels of cash, and does not conform to any industry style box definition with regards to portfolio holdings. For this reason, we expect considerable variance in performance versus our benchmark index and to other income-oriented equity vehicles. Over a full market cycle, however, we would hope that the Fund’s performance compares favorably to alternative investment vehicles that share our income-oriented, risk-averse mandate.

Thoughts on the Fund’s Recent Performance
The Fund returned +22.74% for the fiscal year ended October 31, 2013. We consider this to be a decent performance even though the Fund’s performance did trail our benchmarks for the period by a small margin. The Fund has carried a significant cash balance for much of the last year averaging roughly 30% of net asset value, which means that the Fund managed to produce nearly full market returns with considerably lower than full market exposure.

With the markets having performed very strongly for the last year or so, we are finding it difficult to identify new investment opportunities that combine the elements of business quality and reliability with compelling valuations.  In addition, there has been very little market volatility in the past year, and it has now  been nearly two years since there has been a decline of 10% or greater in any of the major US stock market indices.  The combination of high securities prices and low volatility makes for a difficult environment for our particular strategy.  Our value investing framework requires that we remain disciplined with respect to valuations to ensure that we don’t over-pay for investments.  At the same time, the lack of volatility reduces the opportunities for us to sell covered calls against our holdings, thereby reducing the premium income for the Fund.  We believe that our strategy requires that we be diligent with regard to the risk of capital loss, and we have learned that there is no better or faster way to lose money in the stock market than to over-pay for stocks in order to try to keep up with a rising market.

2	www.centaurmutualfunds.com

Centaur Total Return Fund	Shareholder Letter
October 31, 2013

Portfolio Update

As of October 31, 2013 the Centaur Total Return Fund was approximately 73% invested in equities spread across 28 holdings, offset by covered call liabilities equal to approximately 0.9% of the Fund’s assets. Cash and money market funds represented approximately 28% of the Fund’s assets.  The top ten investments represented approximately 39% of Fund assets. As of October 31, 2013, our top 10 positions were as follows:

Position	% of Fund Assets
EMC Corp.	6.07%
Prosafe SE	4.19%
Coach, Inc.	4.06%
Tetra Tech, Inc.	3.99%
Apple, Inc.	3.79%
Abercrombie & Fitch Co., Class A	3.43%
Ryman Hospitality Properties, Inc., REIT	3.38%
WPX Energy, Inc.	3.38%
Titan International, Inc.	3.32%
Aeropostale, Inc.	3.12%
TOTAL	38.73%

Please refer to the Schedule of Investments section of the Annual Report for a complete listing of the Fund holdings and the amount each represents of the portfolio. Holdings are subject to change without notice.

Commentary on Fund Holdings
We will highlight two of the Fund’s recent portfolio holdings in this letter, though with the disclaimer that the Fund’s holdings can and do change in accordance with market prices and with new information.

EMC represented the Fund’s largest investment at the time of this writing. EMC is a market leader in data storage and cloud computing technology and has, in our view, one of the best management teams in the IT industry. EMC was able to lead the trend towards server virtualization through its majority-owned subsidiary VMware, and it has historically been a leader in data storage, which is a huge and growing market as more and more businesses look to store and utilize customer and business data. EMC carries a significant amount of excess cash on the balance sheet and generates enormous amounts of cash flow from its business every year, some of which is used to invest into new technologies via acquisitions and internal research and development. But there is plenty of cash left over that can be returned to investors, and in mid-2013 EMC announced a meaningful share buyback program and also initiated a dividend for the first time. Despite its consistent financial performance, strong competitive position, and very high profit margins, EMC is valued by the market at a single-digit multiple to cash flow net of cash on the balance sheet. Despite strong performance by technology stocks during 2013, EMC shares currently trade at near multi-year low prices.

Prosafe is the world’s leading owner and operator of semi-submersible accommodation rigs. Also known as “floatels” or floating hotels, these rigs are positioned alongside offshore oil production platforms to house the personnel that work on the platforms for extended periods of time. This is a niche market and Prosafe’s fleet of 11 floating hotels comprises roughly half the world’s units, making it the dominant player.  Prosafe’s units can sleep anywhere from 300 to 800 people and offer catering facilities, storage, offices, medical services, and other amenities.  Floatels are normally used during extended maintenance and production work for producing wells rather than exploration wells, such that demand tends to be relatively stable and somewhat less sensitive to commodity price fluctuations than most other energy-related service businesses. The recent trend towards deep-water energy exploration would seem to be a strong leading indicator of future demand for accommodation rigs. Prosafe has announced plans to expand its fleet over the next several years, which should drive future earnings growth so long as the demand for rigs is sufficient enough to absorb the new units.  Prosafe is publicly traded on the Norwegian stock exchange, but the company’s functional currency is the US dollar. As of this writing, Prosafe stock appears to be attractively valued relative to its earnings power and the replacement value of its fleet. The company’s policy is to distribute roughly 75% of earnings to investors in the form of dividends, such that at recent prices the stock yielded greater than 8%.  We find this to be an attractive yield in the current low-interest environment, and we are optimistic that earnings and dividends can increase over time.

The Concepts of Market Cycles and Opportunity Sets
A full market cycle can be defined as the market’s performance from a market bottom through the peak and then to the next market bottom (i.e., March 2003 to March 2009) or a market top through the decline to the next market top (i.e., August of 2007 to whenever the current market tops out).  We believe that the stock market as a whole (on average) is likely to deliver something like 8-9% per annum to investors over a full market cycle on average, though it could be higher or lower depending on what the multiple the market is willing to pay at the beginning and end of each cycle for a dollar of corporate earnings.  It is important to evaluate investment performance with an eye towards the full cycle and to be aware that the negative parts of the cycle are easily capable of erasing all the gains achieved in the positive side of the cycle.

Annual Report | October 31, 2013	3

Centaur Total Return Fund	Shareholder Letter
October 31, 2013

The concept of the opportunity set is also important.  When we talk about the current opportunity set, we are generally referring to the investment opportunities we see to invest capital at the prices prevailing in the market today. Given the heavy emphasis on short term performance, most investors tend to act as if today’s opportunity set is the only one there is, and ignore or discount the possibility that tomorrow will bring better choices or lower prices. This is absolutely fine if today’s opportunity set offers compelling value, but it presents a painful choice to the value-oriented manager when investors are optimistic, stock prices are high and rising, and bargains are scarce. At such times, there are really only two options. One can make the decision to risk potentially significant capital losses by maintaining a fully invested stance, holding on to whatever appears to be the best choices within a poor opportunity set. Alternatively, one can elect to hold higher levels of cash until clear bargains present themselves, thereby risking missing out on potentially significant gains if securities prices rise further.

Our philosophy on this decision is fairly simple and straightforward: we believe the best choice is to accept the risk of losing out rather than the risk of losing money, particularly if we are having difficulty in finding attractive new investment opportunities. We believe it is irrational to behave as if it is our responsibility to be fully invested in a heated market when better opportunities are likely to be available at some future point in time, and perhaps very soon. In the meantime, we continue to hold or add to those securities that we believe represent legitimate bargains while researching new ideas and remaining diligent in our quest for investments that meet our criteria for value and safety.

As always, we wish to thank all of our investors for your continued trust and confidence in the Centaur Total Return Fund.

Zeke Ashton
Portfolio Manager, Centaur Total Return Fund

4	www.centaurmutualfunds.com

Centaur Total Return Fund	Performance Update
October 31, 2013

Growth of $10,000 Investment (Unaudited)

For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2013

Performance Returns for the period ended October 31, 2013

Average Annual Total Returns	One Year	Five Year	Since Inception*	Gross Expense Ratio**
Centaur Total Return Fund	22.74%	18.81%	10.23%	2.42%

Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Centaur Total Return Fund	10.23%	$21,691
S&P 500® Total Return Index	6.85%	$15,939
Dow Jones U.S. Select Dividend Total Return Index	6.24%	$15,529

This graph assumes an initial $10,000 investment at March 16, 2005 (Date of Initial Public Investment). The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of fund shares occurring within one year following the issuance of such shares. All dividends and distributions are reinvested, if any. This graph depicts the performance of Centaur Total Return Fund (the “Fund”) versus the S&P 500 Total Return Index and the Dow Jones U.S. Select Dividend Total Return Index. It is important to note the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.
*	The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).
**
The gross expense ratio shown is from the Fund’s prospectus dated October 31, 2013. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.centaurmutualfunds.com.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

Annual Report | October 31, 2013	5

Centaur Total Return Fund	Disclosure of Fund Expenses
October 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expense Ratio(a)	Expense Paid During Period May 1, 2013 to October 31, 2013(b)
Actual	$1,000.00	$1,068.20	1.95%	$10.17
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	1.95%	$9.91

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

6	www.centaurmutualfunds.com

Centaur Total Return Fund	Schedule of Investments
October 31, 2013

	Shares	Value
COMMON STOCKS - 69.63%

Consumer Discretionary - 21.38%
Abercrombie & Fitch Co., Class A(a)	60,000	$2,248,800
Aeropostale, Inc.(a)(b)	220,000	2,043,800
Bayerische Motoren Werke AG	15,000	1,254,158
Body Central Corp.(b)	215,000	1,204,000
Bravo Brio Restaurant Group, Inc.(b)	95,000	1,418,350
Coach, Inc.	52,500	2,660,700
Dillard's, Inc., Class A	20,500	1,680,590
Whistler Blackcomb Holdings, Inc.	106,800	1,485,254
		13,995,652
Consumer Staples - 5.23%
Cott Corp.	225,000	1,845,000
Ingredion, Inc.	24,000	1,578,240
		3,423,240
Energy - 8.84%
Mitcham Industries, Inc.(a)(b)	50,000	832,000
Prosafe SE	320,000	2,744,140
WPX Energy, Inc.(a)(b)	100,000	2,214,000
		5,790,140
Financials - 6.76%
American International Group, Inc.	30,000	1,549,500
Brookfield Real Estate Services, Inc.	50,000	660,816
Ryman Hospitality Properties, Inc., REIT	60,000	2,214,600
		4,424,916
Industrials - 9.31%
Lindsay Corp.	12,000	912,120
MFC Industrial, Ltd.	48,500	393,335
Tetra Tech, Inc.(b)	100,000	2,613,000
Titan International, Inc.(a)	150,000	2,175,000
		6,093,455
Information Technology - 18.11%
Apple, Inc.	4,750	2,481,162
Blucora, Inc.(a)(b)	75,000	1,772,250
EMC Corp.	165,000	3,971,550
InterDigital, Inc.(a)	45,000	1,743,750
Peregrine Semiconductor Corp.(b)	46,000	374,440
Rosetta Stone, Inc.(a)(b)	100,000	1,518,000
		11,861,152

Total Common Stocks (Cost $43,440,787)		45,588,555

	Principal Value	Value
CONVERTIBLE CORPORATE BONDS - 2.94%

Information Technology - 2.94%
Blucora, Inc., Senior Unsecured, 4.25%, 4/1/2019(c)	$1,500,000	1,924,688

Total Convertible Corporate Bonds (Cost $1,556,020)		1,924,688

See Notes to Financial Statements.
Annual Report | October 31, 2013	7

Centaur Total Return Fund	Schedule of Investments
October 31, 2013

	Shares	Value
WARRANTS - 0.25%
Financials - 0.25%
JPMorgan Chase & Co., Strike Price: $42.42, Expires: 10/28/2018(b)	10,000	$159,700

Total Warrants (Cost $159,831)		159,700

SHORT TERM INVESTMENTS - 29.54%

Fidelity Institutional Money Market Fund - Government Portfolio, 0.010%(d)	19,342,132	19,342,132

Total Short Term Investments (Cost $19,342,132)		19,342,132

Total Value of Investments (Cost $64,498,770) - 102.36%		$67,015,075

Liabilities in Excess of Other Assets - (2.36)%		(1,545,910)

Net Assets - 100.00%		$65,469,165

(a)	Portion of security is subject to call options written.
(b)	Non-income producing investment.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified Institutional buyers.  At year end, the value of those securities is $1,924,688, representing 2.94% of net assets.

(d)	Represents 7 day effective yield.

Schedule of Written Options	Number of Contracts	Exercise Price	Maturity Date	Value
WRITTEN CALL OPTIONS - 0.94%
Abercrombie & Fitch Co., Class A	150	$40.00	2/22/2014	$(42,675)
Aeropostale, Inc.	750	10.00	1/18/2014	(52,500)
Blucora, Inc.	100	22.50	1/18/2014	(22,500)
Blucora, Inc.	200	17.50	1/18/2014	(132,000)
Blucora, Inc.	450	20.00	1/18/2014	(186,750)
InterDigital, Inc.	150	41.00	1/18/2014	(30,000)
Mitcham Industries, Inc.	200	15.00	12/21/2013	(38,000)
Rosetta Stone, Inc.	300	15.00	12/21/2013	(31,500)
Titan International, Inc.	200	15.00	1/18/2014	(15,000)
Titan International, Inc.	150	17.50	4/19/2014	(9,000)
Titan International, Inc.	150	15.00	4/19/2014	(21,000)
WPX Energy, Inc.	300	22.50	1/18/2014	(36,000)

Total Written Call Options (Premiums Received $463,629)				$(616,925)

Common Abbreviations:
AG	-	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Ltd.	-	Limited
REIT	-	Real Estate Investment Trust
SE	-	SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

See Notes to Financial Statements.
8	www.centaurmutualfunds.com

Centaur Total Return Fund	Schedule of Investments
October 31, 2013

Summary of Investments
	% of Net Assets	Value
Common Stocks
Consumer Discretionary	21.38%	$13,995,652
Consumer Staples	5.23	3,423,240
Energy	8.84	5,790,140
Financials	6.76	4,424,916
Industrials	9.31	6,093,455
Information Technology	18.11	11,861,152
Convertible Corporate Bonds	2.94	1,924,688
Warrants	0.25	159,700
Short Term & Liabilities in Excess of Other Assets	27.18	17,796,222
Total	100.00%	$65,469,165

See Notes to Financial Statements.
Annual Report | October 31, 2013	9

Centaur Total Return Fund	Statement of Assets and Liabilities
October 31, 2013

Assets:
Investments, at cost	$64,498,770
Investments, at value	$67,015,075
Foreign cash, at value (Cost $3,750)	3,750
Receivables:
Investments sold	574,742
Fund shares sold	1,297
Dividends and interest	29,681
Other assets	29,489

Total Assets	67,654,034

Liabilities:
Call options written, at value (premiums received $463,629)	616,925
Payables:
Investments purchased	1,352,206
Fund shares repurchased	70,719
Accrued expenses:
Advisory fees	73,889
Trustees' fees and expenses	3,000
Custodian fees	2,821
Legal fees	12,021
Audit and tax preparation fees	13,500
Fund Administration fees	15,083
Transfer Agency Fees	13,598
Printing fees	9,119
Other expenses	1,988

Total Liabilities	2,184,869

Net Assets	$65,469,165

Net Assets Consist of:
Paid-in Capital	$52,057,040
Accumulated net investment income	28,935
Accumulated net realized gain on investments, written options and foreign currency transactions	11,020,175
Net unrealized appreciation on investments, written options and foreign currency translations	2,363,015
Net Assets	$65,469,165
Shares Outstanding, no par value (unlimited authorized shares)	4,099,803
Net Asset Value, Offering Price and Redemption Price Per Share*	$15.97

*	Redemption price may differ from NAV if redemption fee is applied.

See Notes to Financial Statements.
10	www.centaurmutualfunds.com

Centaur Total Return Fund	Statement of Operations
For the Year Ended October 31, 2013

Investment Income:
Interest	$40,399
Dividends	726,619
Foreign tax withheld	(24,058)
Total Investment Income	742,960

Expenses:
Advisory fees (note 3)	955,348
Administration fees	189,617
Transfer agent fees	76,733
Registration and filing administration fees	23,821
Custody fees	14,537
Legal fees	37,657
Audit and tax preparation fees	13,000
Printing expenses	28,599
Trustees' fees and expenses	10,350
Insurance expenses	16,146
Other operating expenses	6,596
Total Expenses	1,372,404
Expenses waived/reimbursed by Advisor (note 3)	(130,232)
Net Expenses	1,242,172

Net Investment Loss	(499,212)

Net Realized and Unrealized Gain (Loss) from Investments, Written Options and Foreign Currency:
Net realized gain (loss) from :
Investments	13,305,376
Written options	(360,779)
Foreign currency transactions	30,917
Change in unrealized appreciation (depreciation) on:
Investments	342,679
Written options	(176,470)
Foreign currency translations	(12)
Net Realized and Unrealized Gain on Investments, Written Options and Foreign Currency	13,141,711

Net Increase in Net Assets Resulting From Operations	$12,642,499

See Notes to Financial Statements.
Annual Report | October 31, 2013	11

Centaur Total Return Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income (loss)	$(499,212)	$175,328
Net realized gain from investments, written options and foreign currency transactions	12,975,514	3,583,836
Change in unrealized appreciation on investments, written options and foreign currency translations	166,197	2,762,733
Net Increase in Net Assets Resulting from Operations	12,642,499	6,521,897

Distributions to Shareholders: (note 5)
Net investment income	(886,224)	(422,324)
Net realized gains on investments	(3,611,268)	(1,544,702)
Decrease in Net Assets Resulting from Distributions	(4,497,492)	(1,967,026)

Capital Share Transactions:
Shares sold	13,857,910	15,228,088
Redemption fees	41,298	230,077
Reinvested distributions	4,129,902	1,714,429
Shares redeemed	(23,476,322)	(38,296,311)
Decrease from Capital Share Transactions	(5,447,212)	(21,123,717)
Net Increase (Decrease) in Net Assets	2,697,795	(16,568,846)

Net Assets:
Beginning of year	62,771,370	79,340,216
End of year*	$65,469,165	$62,771,370

*Including accumulated Net Investment Income (Loss)	$28,935	$(304,526)

Share Information:
Shares sold	932,867	1,133,065
Reinvested distributions	303,001	135,101
Shares redeemed	(1,600,090)	(2,844,584)
Net Decrease in Capital Shares	(364,222)	(1,576,418)
Shares Outstanding, Beginning of Year	4,464,025	6,040,443
Shares Outstanding, End of Year	4,099,803	4,464,025

See Notes to Financial Statements.
12	www.centaurmutualfunds.com

Centaur Total Return Fund	Financial Highlights
For a share outstanding during each of the years presented.

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009

Net Asset Value, Beginning of Year	$14.06	$13.13	$12.93	$10.41	$7.64
Income from Investment Operations:
Net investment income (loss)	(0.12)	0.01	0.05 (a)	0.00 (b)	0.05
Net realized and unrealized gain on investments	3.12	1.20	0.26 (a)	2.50	2.78
Total from Investment Operations	3.00	1.21	0.31	2.50	2.83

Less Distributions:
From net investment income	(0.22)	(0.07)	(0.07)	–	(0.07)
From net realized gains on investments	(0.88)	(0.26)	(0.11)	–	–
Total Distributions	(1.10)	(0.33)	(0.18)	–	(0.07)

Paid in Capital:
Paid in capital (from redemption fees)	0.01	0.05	0.07	0.02	0.01
Total paid in capital	0.01	0.05	0.07	0.02	0.01

Net Asset Value, End of Year	$15.97	$14.06	$13.13	$12.93	$10.41

Total Return(c)	22.74%	9.86%	2.93%	24.21%	37.51%

Net Asset Value, End of Year (in thousands)	$65,469	$62,771	$79,340	$34,462	$8,646

Average Net Assets for the Year (in thousands)	$63,690	$71,761	$72,885	$15,616	$6,700

Ratio of Gross Expenses to Average Net Assets(d)	2.15%	2.12%	2.05%	2.78%	4.08%
Ratio of Net Expenses to Average Net Assets(d)	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.78%)	0.24%	0.13%	0.09%	0.59%

Portfolio Turnover Rate	170%	91%	110%	89%	164%

(a)
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)	Actual amount is less than $0.01 per share.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements.
Annual Report | October 31, 2013	13

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2013

1. ORGANIZATION

The Centaur Total Return Fund (the “Fund”), is an active investment portfolio of The Centaur Mutual Funds Trust, (the “Trust”) which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company.  Prior to October 31, 2013 the Fund was known as The Tilson Dividend Fund and the Trust was known as The Tilson Investment Trust. The Fund in this report is classified as non-diversified as defined in the 1940 Act.

The Fund commenced operations on March 16, 2005. The investment objective of the Fund is to seek maximum total return through a combination of capital appreciation and current income. The Fund invests in common stocks of companies that the Advisor believes to be undervalued in their respective markets, but which also offer high dividend yields relative to the average yields of the broad market.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Investment Valuation
The Fund’s investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Option Valuation
Exchange-listed options are valued at their last quoted sales price as reported on their primary exchange as of 4 p.m. Eastern Time (the “Valuation Time”). For purposes of determining the primary exchange for each exchange-traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option. Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time. If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time. An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Fair Value Measurement
GAAP establishes a framework for measuring fair value and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

14	www.centaurmutualfunds.com

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2013

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2013:

Centaur Total Return Fund
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks:
Consumer Discretionary	$13,995,652	$–	$–	$13,995,652
Consumer Staples	3,423,240	–	–	3,423,240
Energy	5,790,140	–	–	5,790,140
Financials	4,424,916	–	–	4,424,916
Industrials	6,093,455	–	–	6,093,455
Information Technology	11,861,152	–	–	11,861,152
Convertible Corporate Bonds	–	1,924,688	–	1,924,688
Warrants	159,700	–	–	159,700
Short Term Investments	19,342,132	–	–	19,342,132
Total	$65,090,387	$1,924,688	$–	$67,015,075
Other Financial Instruments
Liabilities
Call Options Written, at Value	$(616,925)	$–	$–	$(616,925)
Total	$(616,925)	$–	$–	$(616,925)

For the year ended October 31, 2013, there have been no significant changes to the Fund’s fair value methodologies.  The Fund recognizes transfers between levels as of the beginning of the annual period in which the transfer occurred. During the year ended October 31, 2013, there were no transfers between Level 1 and Level 2 for the Fund.

For year ended October 31, 2013, the Fund did not have investments with significant unobservable inputs (Level 3) used in determining fair value.

Underlying Investment In Other Investment Companies
The  Fund currently seeks to achieve its investment objectives by investing a portion of its assets in Fidelity Institutional Money Market Fund. The Fund may redeem its investment from the Fidelity Institutional Money Market Fund at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Fidelity Institutional Money Market Fund. The financial statements of the Fidelity Institutional Money Market Fund, a series of the Fidelity Funds, including the portfolio of investments, are included in the Fidelity Institutional Money Market Fund’s NCSR filing dated May 28, 2013, available at www.sec.gov or can be found at www.fidelity.ca and should be read in conjunction with the Fund’s financial statements. As of October 31, 2013, the percentage of net assets invested in the Fidelity Institutional Money Market Fund was 29.54%.

Derivative Financial Instruments
The following discloses the Fund’s use of derivative instruments.

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts such as purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Annual Report | October 31, 2013	15

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2013

Market Risk Factors: In pursuit of the investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives
The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per the investment objectives, but are the additional risks from investing in derivatives.

One example of these associated risks is liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Writing/Purchasing
The Fund may write or purchase option contracts to adjust risk and return of their overall investment positions. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values. Written option activity for the year ended October 31, 2013 was as follows:

Centaur Total Return Fund Option Contracts Written for the year ended October 31, 2013	Contracts	Premiums Received
Options Outstanding, Beginning of Year	3,210	$501,474
Options written	15,095	2,115,760
Options expired	(1,288)	(99,865)
Options closed	(11,036)	(1,663,219)
Options exercised	(2,881)	(390,521)
Options Outstanding, End of the Year	3,100	$463,629

Statement of Assets and Liabilities – Fair Value of Derivative Instruments as of October 31, 2013(a):

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Centaur Total Return Fund
Equity Contracts (Warrants)	Investments, at Value	$159,700	N/A	N/A
Equity Contracts (Written Options Contracts)	N/A	N/A	Call options written, at value	$616,925
		$159,700		$616,925

(a)	For open derivative instruments as of October 31, 2013, see the Schedule of Investments, which is also indicative of the activity for the year ended October 31, 2013.

16	www.centaurmutualfunds.com

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2013

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2013:

Risk Exposure	Statement of Operations Location	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Centaur Total Return Fund
Equity Contracts (Warrants)	Net realized gain (loss) from: Investments/Change in unrealized appreciation (depreciation) on investments	$–	$(131)
Equity Contracts (Written Options Contracts)	Net realized gain (loss) from: Written options/Change in unrealized appreciation (deprecation) on: Written options	(360,779)	(176,470)
Total		$(360,779)	$(176,601)

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Affiliated Companies
An affiliated company is a company that can have direct or indirect common ownership. The Fund does not hold any investments in affiliated companies as of October 31, 2013.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically for the Fund. Prior to the June 21, 2013, the liquidation of the Tilson Focus Fund, another Fund in the previous Trust, the Funds bore expenses incurred specifically on each Funds’ respective behalf as well as a portion of general Trust expenses, which were allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund.

Dividend Distributions
The Fund may declare and distribute dividends from net investment income (if any) at the end of each calendar quarter. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Fees on Redemptions
The Fund charges a redemption fee of 2.00% on redemptions of Fund’s shares occurring within one year following the issuance of such shares. The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Fund to defray the costs of liquidating an investor and discouraging short-term trading of the Fund’s shares. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares. The redemption fees charged for the year ended October 31, 2013 was $41,298.

Warrants
The Fund may invest in warrants. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and/or preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Annual Report | October 31, 2013	17

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2013

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk; however, in the event of a decline in the value of the underlying security, a complete loss of the amount invested in the warrant may result. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Federal Income Taxes
As of and during the year ended October 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no federal income tax or excise tax provision is required.

3. TRANSACTIONS WITH AFFILIATES

Advisor
Effective September 3, 2013, the Fund entered into an advisory agreement with Centaur Capital Partners, L.P. (the  “Advisor”). The Fund pays the Advisor a monthly fee based upon the average daily net assets of the Fund and calculated at an annual rate of 1.50%. For the period, September 3, 2013, through October 31, 2013, the Advisor earned advisory fees of $157,562.

Effective September 3, 2013, the Advisor entered into a contractual agreement (“Expense Limit Agreement”) with the Fund through September 3, 2015, to waive a portion of its advisory fee and to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses, dividend expense on securities sold short, “acquired fund fees and expenses and 12b-1 fees) do not exceed 1.95% of the average daily net assets of the Fund. For the period September 3, 2013 through October 31, 2013, the Advisor waived/reimbursed expenses in the amount of $13,688.

Prior to September 3, 2013, the prior Advisor had agreed to waive a portion of its advisory fee and to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses, dividend expense on securities sold short, “acquired fund fees and expenses and 12b-1 fees) did not exceed 1.95% of the average daily net assets of the Fund. For the period November 1, 2012 through September 2, 2013, the prior Advisor waived/reimbursed expenses in the amount of $116,544.

Prior to September 3, 2013, T2 Partners Management L.P. was the Fund’s Advisor. As full compensation for the investment advisory services provided to the Fund, the prior Advisor received monthly compensation based on the Fund’s average daily net assets at the annual rate of 1.50%. For the period November 1, 2012 through September 2, 2013, the prior Advisor earned advisory fees of $797,786.

Prior to the September 3, 2013 the Fund’s prior sub-advisor was Centaur Capital Partners, L.P., (“Sub-Advisor”). The prior Sub-Advisor served in that capacity pursuant to an investment sub-advisory contract with the prior Advisor as approved by the Trustees. The prior Sub-Advisor, with oversight from the prior Advisor, made day-to-day investment decisions for the Fund and selected broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees.

For its sub-advisory services to the Fund, the Sub-Advisor received from the prior Advisor quarterly compensation based on the Fund’s average daily net assets at the rate of 0.75% less certain of the prior Advisor’s marketing and operating expenses, as agreed to between the prior Advisor and prior Sub-Advisor. The Sub-Advisor also agreed to allow the prior Advisor to withhold from that compensation up to one-half of the prior Advisor’s expenses under the Expense Limitation Agreement as it related to the Fund. The Fund did not pay a direct fee to the prior Sub-Advisor.

18	www.centaurmutualfunds.com

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2013

Administrator
ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as the Trust’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (“Administration Agreement”) with the Trust which became effective June 24, 2013. As compensation for its services to the Trust, ALPS receives an annual administration fee based on the annual minimum fee of $170,000.  The Administrator is also reimbursed by the Trust for certain out-of-pocket expenses. For the period June 24, 2013 through October 31, 2013, the Administrator earned fees of $62,435.

Prior to June 24, 2013 ALPS served as the Administrator to the Tilson Investment Trust which included two Funds. As compensation for its services to the Tilson Investment Trust, ALPS received an annual administration fee based on the annual minimum fee of $215,000.  The Administrator was also reimbursed by the Tilson Investment Trust for certain out-of-pocket expenses. For the period November 1, 2012 through June 23, 2013, the Administrator earned fees of $127,182.

Compliance Services
ALPS provides services as Fund Chief Compliance Officer. ALPS provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act.  ALPS is compensated under the Administration Agreement for these services.

Transfer Agent
ALPS serves as transfer, dividend paying, and shareholder servicing agent for the Funds.  ALPS is compensated based upon a $25,000 annual base fee per Fund, and annually $9 per direct open account and $7 per open account through NSCC. The Transfer Agent is also reimbursed by the Fund for certain out-of-pocket expenses.

Distributor
ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

Certain officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown below for the year ended October 31, 2013.

Fund	Purchases of Securities	Proceeds From Sales of Securities
Centaur Total Return Fund	$78,859,038	$90,645,465

5. FEDERAL INCOME TAX

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management has reviewed the Fund’s tax positions to be taken on federal income tax returns for the open tax years of 2010, 2011 and 2012, and as of and during the fiscal year ended October 31, 2013, and has determined that the Fund does not have a liability for uncertain tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Permanent differences in book and tax accounting were reclassified. Those reclassifications relate primarily to differing book/tax treatment of gain on the sale of PFIC securities, litigation settlement reclass, and foreign currency transactions. For the fiscal year ended October 31, 2013, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments
Centaur Total Return Fund	$1	$1,718,897	$(1,718,898)

Annual Report | October 31, 2013	19

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2013

Distributions paid during the fiscal years ended October 31, were characterized for tax purposes as follows:

	For the fiscal year ended	Ordinary Income	Long-Term Capital Gains
Centaur Total Return Fund	10/31/2013	$4,497,492	$–
Centaur Total Return Fund	10/31/2012	1,123,882	843,144

As of October 31, 2013, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/ (depreciation) for Federal tax purposes was as follows:

	Cost of Investments for Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Depreciation of Derivatives and Foreign Currency	Net Unrealized Appreciation
Centaur Total Return Fund	$64,584,714	3,656,816	$(1,226,455)	$(153,290)	$2,277,071

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains	Net Unrealized Appreciation on Investments, Derivatives and Foreign Currency	Total Distributable Earnings
Centaur Total Return Fund	$8,832,970	2,302,084	$2,277,071	$13,412,125

The difference between book basis and tax basis net unrealized appreciation/(depreciation) is attributable to the deferral of losses from wash sales, and the mark to market of passive foreign investment companies.

As of October 31, 2013, the Fund had no accumulated capital loss carryforwards.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects the risk of loss to be remote.

7. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the FASB issued ASU NO. 2011-11 “Disclosures about Offsetting Assets and Liabilities” to expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years.

In January 2013, the FASB issued ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” ASU No. 2013-01 clarifies that ordinary trade receivables and payables are not included in the scope of ASU 2011-11. ASU No. 2011-11 applies only to derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and lending that are offset in accordance with specific criteria contained in the FASB Accounting Standards Codification.

Management is evaluating the impact that ASU 2011-11 and ASU 2013-01 will have on the Fund’s financial statement disclosures.

8. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that require disclosure and/or adjustments.

20	www.centaurmutualfunds.com

Centaur Total Return Fund	Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Centaur Mutual Funds Trust and the Shareholders of Centaur Total Return Fund:

We have audited the accompanying statement of assets and liabilities of the Centaur Total Return Fund, a series of Centaur Mutual Funds Trust (formerly Tilson Dividend Fund, a series of Tilson Investment Trust), including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Centaur Total Return Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 19, 2013

Annual Report | October 31, 2013	21

Centaur Total Return Fund	Additional Information
October 31, 2013 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, (1) without charge, upon request, by calling (1-888-484-5766) and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, or is available without charge, upon request, by calling the Funds at 1-888-484-5766. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330, (1-800-732-0330).

3. TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2012:

	QDI	DRD
Centaur Total Return Fund	25.21%	18.34%

In early 2013, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2012 via Form 1099.  The Fund will notify shareholders in early 2014 of amounts paid to them by the Fund, if any, during the calendar year 2013.

4. APPROVAL OF ADVISORY AGREEMENT

On February 12, 2013, the Board of Trustees and, after consultation by the Independent Trustees with their independent counsel, the Board of Trustees with the Independent Trustees voting separately, unanimously approved an advisory agreement between the Centaur Capital Partners, L.P. (“Centaur”) and the Trust (the “Advisory Agreement”) with respect to the Centaur Total Return Fund (formerly known as the Tilson Dividend Fund). In determining whether to approve the Advisory Agreement, the Trustees considered, among other things: (1) the nature, extent and quality of the services to be provided by Centaur; (2) the investment performance of the Fund and Centaur, (3) the costs of the services to be provided and profits to be realized by Centaur from its relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors; and (5) the likely effects of the transaction with T2 Partners Management LP (“T2”), the Fund’s former investment advisor, pursuant to which Centaur, formerly the investment sub-advisor for the Fund, would become the investment advisor to the Fund pursuant to the Advisory Agreement, subject to shareholder approval (the “Transaction”).

Throughout this process, the Independent Trustees were advised and supported by independent counsel to the Independent Trustees.

(i)
The nature, extent, and quality of the services provided by Centaur.  In this regard, the Trustees reviewed the services which had been provided to the Fund by Centaur, as the Fund’s sub-advisor, and which were expected to be provided by Centaur, as advisor to the Fund, including, without limitation, the quality of its investment advisory services since the Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees noted that employees at Centaur had agreed to serve as the Fund’s principal executive officer, principal financial officer and president without additional compensation from the Fund. After reviewing the foregoing information and further information in the memorandum from Centaur (e.g., Centaur’s Form ADV and descriptions of Centaur’s business and compliance programs), the Board concluded that the nature, extent, and quality of the services to be provided by Centaur were satisfactory and adequate for the Fund.

(ii)
The investment performance of the Fund and Centaur.  In this regard, the Trustees compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment advisors, and comparable peer group indices (e.g., Bloomberg peer group averages). The Trustees also considered the consistency of Centaur’s management of the Fund with its investment objective and policies. After reviewing the short and long-term investment performance of the Fund, Centaur’s experience managing the Fund as sub-advisor and managing other advisory accounts, Centaur’s historical investment performance, and other factors, the Board concluded that the investment performance of the  Fund and Centaur were satisfactory.

(iii)
The costs of the services to be provided and profits to be realized by Centaur and its affiliates from the relationship with the Fund. In this regard, the Trustees considered Centaur’s staffing, personnel, and methods of operating; the education and experience of Centaur’s personnel; Centaur’s compliance policies and procedures; the financial condition of Centaur; the level of commitment to the Fund by Centaur and its principals; the asset level of the Fund; and the overall expenses of the Fund, including certain prior reimbursements made by Centaur as sub-advisor on behalf of the Fund and the nature and frequency of Centaur fee payments; and the differences in fees and

22	www.centaurmutualfunds.com

Centaur Total Return Fund	Additional Information
October 31, 2013 (Unaudited)

services provided to Centaur’s other clients that may be similar to the Fund. The Trustees reviewed the financial statements for Centaur and discussed the financial stability and profitability of the firm. The Trustees considered the proposed Fund’s Expense Limitation Agreement with Centaur, including the nature and scope of the proposed cost allocation for such fees. The Trustees also considered potential benefits for Centaur in managing the Fund, including promotion of Centaur’s name, the ability for Centaur to place small accounts into the Fund, and the potential for Centaur to generate soft dollars from certain of the Fund’s trades that may benefit Centaur’s other clients as well. The Trustees also reviewed the fees to be paid to Centaur under the Advisory Agreement. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable to the Fund in terms of the type of fund, the style of investment management, the size of the fund, and the nature of its investment strategy, among other factors. With respect to the Fund, the Trustees determined that, while the management fee and net expense ratio were higher than the comparable funds and the peer group average, the size of the Fund was much smaller than the peer group average. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the proposed fees to be paid to Centaur were fair and reasonable in relation to the nature and quality of the services to be provided by Centaur.

(iv)
The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. In this regard, the Trustees considered that the Fund’s proposed fee arrangement with Centaur involved both the management fee and a new expense limitation agreement (“New Expense Limitation Agreement”). The Trustees noted that, while the management fee remained the same at all asset levels, the Fund’s shareholders would continue to experience benefits from the New Expense Limitation Agreement as they enjoyed under the existing expense limitation agreement, and would continue to benefit from economies of scale under the Fund’s agreements with other service providers. Following further discussion of the Fund’s asset levels, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangement was fair and reasonable in relation to the nature and quality of the services to be provided by Centaur, as investment advisor, and that the New Expense Limitation Agreement provided potential savings for the benefit of the Fund’s investors.

(v)
Centaur’s practices regarding brokerage and portfolio transactions.  In this regard, the Trustees reviewed Centaur’s standards, and performance in utilizing those standards, for seeking best execution for the Fund’s portfolio transactions. The Trustees also considered the anticipated portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with Centaur.  After further review and discussion, the Board determined that Centaur’s practices regarding brokerage and portfolio transactions were satisfactory.

(vi)
Centaur’s practices regarding possible conflicts of interest. In this regard, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or Centaur’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of Centaur’s code of ethics.  Following further consideration and discussion, the Board concluded that Centaur’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

The Trustees also determined that the scope, quality and nature of services to be provided by Centaur and the fees to be paid to Centaur under the Advisory Agreement and New Expense Limitation Agreement would be substantially similar to the scope, quality and nature of services provided and fees paid under the existing advisory agreement and expense limitation agreement with T2. Following its consideration of all of the foregoing, the Board of Trustees unanimously approved the Advisory Agreement and recommended approval of the Advisory Agreement by shareholders of the Fund, with the Advisory Agreement to become effective if and when the Transaction closed. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreement and recommend approval to the Fund’s shareholders.  Rather, the Trustees concluded, in light of their weighing and balancing all factors, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

On May 20, 2013, after considering the presentations by T2 and Centaur and reviewing other information received by the Board of Trustees, and after consultation by the Independent Trustees with their independent counsel, the Board of Trustees, with the Independent Trustees voting separately, unanimously approved the Transaction and the Advisory Agreement and recommended approval of the Advisory Agreement to the Fund's shareholders.

On August 30, 2013, the Fund’s shareholders approved the Advisory Agreement.

5. SHAREHOLDER MEETING VOTING RESULTS

Matters Submitted to a Vote of Shareholders

A special meeting of the shareholders of the Centaur Total Return Fund (formerly known as the Tilson Dividend Fund) was held on August 30, 2013, at 1:00 p.m. Mountain Time, for the purpose of voting on the approval of a new advisory agreement between the Centaur Mutual Funds Trust (formerly known as the Tilson Investment Trust) Tilson Dividend Fund and Centaur Capital Management, L.P. with respect to the Centaur Total Return Fund. A total of 4,224,529 shares of the Fund were entitled to vote on the Proposal. A total of 2,112,265 shares constituted a quorum of voters for purposes of the Proposal. A total of 2,232,681 shares were voted, representing 52.85% of total shares. A total of 1,997,188 shares of the Fund were cast in favor of the Proposal, representing 89.45% of shares voted. A total of 30,788 shares were cast against the Proposal, representing 1.38% of shares voted. A total of 204,705 shares abstained, representing 9.17%of shares voted. There were no broker non-votes.

Annual Report | October 31, 2013	23

Centaur Total Return Fund	Additional Information
October 31, 2013 (Unaudited)

A special meeting of the shareholders of the Centaur Total Return Fund was held on August 30, 2013, at 1:30 p.m. Mountain Time, for the purpose of voting on the election of Jack E. Brinson, James H. Speed, Jr. and Thomas G. Douglass as Trustees of Centaur Mutual Funds Trust. A total of 4,224,529 shares of the Centaur Mutual Funds Trust were entitled to vote on the Proposal. A total of 2,112,265 shares constituted a quorum of voters for purposes of the Proposal. A total of 3,995,593 shares were voted, representing 94.58% of total shares.  The results were as follows: 3,954,760 shares of the Trust were cast in favor of Mr. Brinson, 3,955,285 shares of the Trust were cast in favor of Mr. Speed, and 3,951,899 shares of the Trust were cast in favor of Mr. Douglass, representing 98.98%, 98.99% and 98.91% of the total shares voted, respectively.  A total of 40,833 shares, or 1.02% of shares voted, withheld from voting with respect to the election of Mr. Brinson. A total of 40,308 shares, or 1.01% of shares voted, withheld from voting with respect to the election of Mr. Speed. A total of 43,694 shares, or 1.09% of shares voted, withheld from voting with respect to the election of Mr. Douglass. There were no broker non-votes.

INDEPENDENT TRUSTEES
Name, Age, and Address*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
James H. Speed, Jr., 60	Trustee and Chairman	Since 3/2009 (Chairman since 09/2012)	President and CEO of NC Mutual Life Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	1
Independent Trustee of Hillman Capital Management Investment Trust for its one series, Brown Capital Management Funds for its three series, and Starboard Investment Trust for its twenty-three series (all registered investment companies); Member of Board of Directors of NC Mutual Life Insurance Company; Member of Board of Directors of M&F Bancorp; Member of Board of Directors of Investors Title Company; previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 to 2010 (registered investment company).

Jack E. Brinson, 81	Trustee	Since 12/2004	Retired since 2000; Previously, President, Brinson Investment Co. (personal investments) and President, Brinson Chevrolet, Inc. (auto dealership).	1
Independent Trustee of DGHM Investment Trust for its two series, Gardner Lewis Investment Trust for its two series, Hillman Capital Management Investment Trust for its one series, Brown Capital Management Funds for its three series, and Starboard Investment Trust for its twenty-three series (all registered investment companies); previously, Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, MurphyMorris Investment Trust for its one series from 2003 to 2006, New Providence Investment Trust for its one series from 1999 to 2011, and Piedmont Investment Trust for its one series from 2005 to 2006 (all registered investment companies).

Thomas G. Douglass, 56	Trustee	Since 9/2013	Principal, Douglass and Douglass, Attorneys	1	None

24	www.centaurmutualfunds.com

Centaur Total Return Fund	Additional Information
October 31, 2013 (Unaudited)

OTHER OFFICERS
Name, Age, and Address*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Malcolm “Zeke” Ashton, 42	President (Principal Executive Officer)	Since 09/2013	Managing Partner, Centaur, since 2002.	n/a	n/a
Gennifer Ashton, 43	Treasurer (Principal Financial Officer)	Since 09/2013	Operations Manager, Centaur, since 2006.	n/a	n/a
Rick Schumacher, 49	Chief Compliance Officer	Since 09/2013	Consultant, Centaur, since September 2013; Consultant, T2 Partners Management LP, November 2011 to September 2013; Global Head of Product Management, Wall Street Systems, July 1991 to March 2012	n/a	n/a
Rhonda A. Mills, 47	Secretary	Since 03/2012	Vice President and Associate Counsel, ALPS, since 2011; Managing Member, Mills Law, LLC, 2010 to 2011; Counsel, Old Mutual Capital, Inc. 2006 to 2009	n/a	n/a
Alan Gattis, 33	Assistant Treasurer	Since 09/2013	Fund Controller, ALPS, since 2011; Audit Manager, Spicer Jeffries LLP, 2009 to 2011; Auditor, PricewaterhouseCoopers LLP, 2004 to 2009.	n/a	n/a

*	The address of each Trustee and officer, unless otherwise indicated above, is c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.

Annual Report | October 31, 2013	25

The Centaur Total Return Fund is distributed by ALPS Distributors, Inc.

Item 2.	Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b)	Not applicable.

(c)	Not applicable to registrant.

(d)	Not applicable to registrant.

(e)	Not applicable to registrant.

(f)(1)       A copy of the code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer is filed pursuant to Item 12(a)(1) below.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the following member of the Board’s Audit Committee is an “audit committee financial expert,” and is “independent,” for purposes of this Item:  James H. Speed, Jr.

Item 4.	Principal Accountant Fees and Services.

(a)          Audit Fees - Audit fees billed for the registrant for the last two fiscal years are reflected in the table below.  These amounts represent aggregate fees billed by the Registrant’s independent accountant, BBD, LLP (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

Fund	2013	2012
Tilson Focus Fund	$0	$11,500
Centaur Total Return Fund	$12,000	$11,500

(b)          Audit-Related Fees – There were no additional fees billed in the fiscal years ended October 31, 2013 and October 31, 2012 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)          Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2013	2012
Tilson Focus Fund	$0	$2,000
Centaur Total Return Fund	$2,000	$2,000

(d)          All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)      The Registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the Registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the Registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2)      No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)          Non-Audit Fees – Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended October 31, 2013 and October 31, 2012 were $2,000 and $4,000, respectively.  There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11.	Controls and Procedures.

(a)          The Registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))), are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Investment Company Act of 1940, as amended, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)          There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)      Exhibit 99.CODE ETH — Code of Ethics.

(a)(2)      The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)      Not applicable.

(b)          A certification of the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Centaur Mutual Funds Trust

By:	(Signature and Title)	/s/ M. Ezekial Ashton
M. Ezekial Ashton
Date:	December 23, 2013	President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ M. Ezekial Ashton
M. Ezekial Ashton
Date:	December 23, 2013	President and Principal Executive Officer
Centaur Mutual Funds Trust

By:	(Signature and Title)	/s/ Gennifer Ashton
Gennifer Ashton
Date:	December 23, 2013	Treasurer and Principal Financial Officer
Centaur Mutual Funds Trust